UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

Cyteir Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40499	45-5429901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 Spring St, Building A, Suite 510
Lexington, Massachusetts		02421
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-4140

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CYT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Cyteir Therapeutics, Inc. (the “Company”) filed with the Securities and Exchange Commission on January 19, 2023. The purpose of this Amendment No. 1 is to add Item 2.02, which had been inadvertently omitted from the original filing.

Item 2.02 Results of Operations and Financial Condition.

On January 19, 2023, the Company issued a press release, which included a preliminary unaudited statement of the Company’s cash and cash equivalents as of December 31, 2022. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or for any other purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing, except as expressly set forth by specific reference in such a filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On January 12, 2023, the Board of Directors of the Company approved a workforce reduction by approximately 70% of the Company’s workforce, to better align with current research and development priorities and scope of business. The Company expects to substantially complete the reduction in its workforce in the first quarter of 2023. Following the changes, the Company expects to have 15 or fewer full-time employees.

The Company estimates that, in connection with these changes, it will incur aggregate charges of approximately $2.5 million to $3 million, all of which are anticipated to result in future cash expenditures, primarily for one-time employee severance and benefit costs, the majority of which are expected to be incurred in the first quarter of 2023.

This Current Report on Form 8-K includes forward-looking statements including, the size and timing of the Company’s workforce reduction, the number of the Company’s employees following the workforce reduction, and the amount and timing of the charges and cash expenditures resulting from the workforce reduction. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “project,” “seek,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties. Applicable risks and uncertainties include, among others, that the workforce reduction may be larger than currently anticipated, the Company may incur additional costs not currently contemplated, and other risks and uncertainties are identified under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in any subsequent filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release are based on management's current views, plans, estimates, assumptions, and projections with respect to future events, and Cyteir does not undertake and specifically disclaims any obligation to update any forward-looking statements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Due to the Company's change in research and development priorities and scope of business, the roles of Chief Business Officer and Chief Scientific Officer have been eliminated as part of the workforce reduction. Andrew Gengos, the Company’s Chief Business Officer will separate from the Company effective February 3, 2023 and Paul Secrist, Ph.D., the Company’s Chief Scientific Officer will separate from the Company effective April 1, 2023. In connection with their terminations of employment, each executive officer will receive the severance benefits provided in the case of a termination of employment by the Company without cause in accordance with the terms of their employment agreements. In addition, on January 17, 2023, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved the accelerated vesting as of the date of such termination of employment of that portion of the stock options held by each of Mr. Gengos and Dr. Secrist that would have vested by its terms on February 24, 2023, in the case of Mr. Gengos, and on June 15, 2023, in the case of Dr. Secrist.

(e) On January 17, 2023, the Compensation Committee also approved a retention program under which the Company’s Chief Executive Officer, Dr. Markus Renschler, will be entitled to a retention bonus in amount equal to 150%

of his target annual bonus amount if he remains employed with the Company until at least December 31, 2023, with earlier payment of a pro rata amount on an involuntary termination of employment by the Company without cause. On this same date, the Compensation Committee approved a retention program under which Dr. Secrist will be entitled to a bonus equal to two months’ base salary, which will be paid on April 1, 2023, subject to his continued employment through such date. The foregoing description of Dr. Renschler and Dr. Secrist’s retention agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which will be filed as exhibits to a subsequent periodic report filed with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On January 19, 2023, the Company issued a press release related to the workforce reduction and strategic plans. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or for any other purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cyteir Therapeutics, Inc. dated January 19, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTEIR THERAPEUTICS, INC.

Date:	February 3, 2023	By:	/s/ Adam M. Veness, Esq.
Name: Adam M. Veness, Esq. Title: General Counsel and Secretary